Acquisitions ITS - Supplemental Proforma (Detail) (USD $) In Thousands, except Share data, unless otherwise specified	9 Months Ended
	Sep. 30, 2013	Sep. 30, 2012
Net income attributable to Parker Drilling	$ 32,629	$ 55,073
Basic number of shares	119,443,260	117,458,365
Diluted number of shares	121,693,781	118,810,195
ITS [Member]
Revenue	671,738	614,679
Net income	$ 33,081	$ 54,927
Earnings per share - basic	$ 0.27	$ 0.47
Earnings per share - diluted	$ 0.27	$ 0.46